MERRILL LYNCH BOND FUND, INC.
                         High Income Portfolio

                 Supplement dated June 24, 2004 to the
                   Prospectus dated January 26, 2004

The section entitled "Details About The Fund" under the caption "How Each Portfolio Invests-High Income Portfolio-Other Strategies" beginning at page 20 is amended to add the following information, which supplements and supersedes any contrary information contained in the Prospectus:

High Income Portfolio may engage in "short sales" of securities, either as a hedge against potential declines in value of a portfolio security or to realize appreciation when a security that the Portfolio does not own declines in value. High Income Portfolio will not make a short sale if, after giving effect to such sale, the market value of all securities sold short exceeds 10% of the value of its total assets.

High Income Portfolio also may make short sales "against the box" without being subject to such limitations. In this type of short sale, at the time of the sale, the Portfolio owns or has the immediate and unconditional right to acquire the identical security at no additional cost.

This information supplements and supersedes any contrary information contained in the Prospectus.












Code # 10046-0104SUP